UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 8 — Other Events
          Item 8.01. Other Events
          The Board of Directors and executive officers of Registrant have reviewed Registrant’s operations and cash position and do not believe that Registrant will be able to continue as a going concern beyond December 31, 2008. The Board believes that it is unlikely that available cash, less current liabilities, will be sufficient to sustain operations at current levels beyond December 31, 2008. Registrant is actively seeking possible additional capital infusion in the form of equity or debt; however, given the current financial markets, Registrant believes that it is highly unlikely that it will be able to obtain additional financing on acceptable terms, if at all. Accordingly, Registrant is evaluating possible reductions in its operations to conserve cash and other assets for the benefit of its shareholders and creditors. At this time, the extent of such reductions has not been determined. Such reductions may include, without limitation, reductions in personnel, manufacturing and marketing, and could involve the cessation of all operations and the liquidation of registrant’s assets.
          Additionally, Registrant has retained the services of Craig Hallum, headquartered in Minneapolis, Minnesota, as its financial advisor to pursue and evaluate possible transactions with third-parties. These possible transactions would include, without limitation, a possible sale of all or substantially all of the business and assets of Registrant.
Section 9 — Financial Statements and Exhibits
          Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired. Not applicable

(b)	Pro forma financial information. Not applicable

(c)	Shell Company Transactions Not Applicable

(d)	Exhibits. None

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2008	SUTURA, INC. (Registrant)
/s/ Brian Abraham
Brian Abraham
Chief Executive Officer